SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K12g3

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2002

Mountain National Bancshares, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	(Commission File Number)	75-3036312 (IRS Employer Identification No.)

300 East Main Street
Sevierville, Tennessee 37864
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (865) 428-7990

N/A
(Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURE
EXHIBIT INDEX
EX-2.1 PLAN OF REORGANIZATION
EX-2.2 AMENDMENT TO PLAN OF REORGANIZATION
EX-3.1 CHARTER OF INCORPORATION
EX-3.2 BYLAWS OF THE REGISTRANT

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. Other Events.

     Mountain National Bancshares, Inc., a Tennessee corporation (the “Registrant”), was organized to enable its predecessor and sole subsidiary, Mountain National Bank, a national banking association organized under the laws of the United States of America (the “Bank”), to adopt a holding company organizational structure in accordance with the laws of the United States of America and the State of Tennessee.

     The holding company organizational structure was effected pursuant to a Plan of Reorganization (the “Reorganization Agreement”) by and between the Registrant and the Bank. The Reorganization Agreement provided for a share exchange whereby each outstanding share of common stock in the Bank was exchanged for one share of common stock in the Registrant (the “Reorganization”). By virtue of the Reorganization, which was consummated effective July 1, 2002, the prior shareholders of the Bank now hold the same number of shares of common stock of the Registrant as the number of previously held shares in the Bank and the Registrant now holds the number of common shares of the Bank that were issued and outstanding immediately prior to the effective time of the Reorganization.

     Additionally, each outstanding option and warrant to purchase shares of the Bank’s common stock was automatically converted into an option or warrant to purchase, upon the same terms and conditions, an identical number of shares of the Registrant’s common stock.

     In the Reorganization, each stockholder received securities of the same class, evidencing the same proportional interests in the Registrant and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as those that the stockholder held in the Bank. Pursuant to the Tennessee General Corporation Act, the provisions of the articles of incorporation and bylaws of the Registrant are substantially identical to those of the Bank prior to the Reorganization. The designations, rights, powers and preferences of the capital stock of the Registrant and the qualifications, limitations and restrictions thereof are also substantially identical to those of the Bank’s capital stock immediately prior to the Reorganization. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers, respectively, of the Bank immediately prior to the Reorganization.

     Upon consummation of the Reorganization, the Registrant’s common stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a) the Registrant is the successor issuer to the Bank.

ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(a)   None.

(b)   None.

(c)   Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit	Description

2.1	Plan of Reorganization dated March 28, 2002 by and between the Registrant and Mountain National Bank.

2.2	Amendment to Plan of Reorganization dated July 1, 2002.

3.1	Charter of Incorporation of the Registrant, filed with the office of the Secretary of State of the State of Tennessee on March 22, 2002.

3.2	Bylaws of the Registrant, adopted as of March 22, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2002

MOUNTAIN NATIONAL BANCSHARES, INC.

By: /s/ Michael L. Brown Michael L. Brown, Executive Vice President

EXHIBIT INDEX

Exhibit No.	Document

2.1	Plan of Reorganization dated March 28, 2002 by and between the Registrant and Mountain National Bank.

2.2	Amendment to Plan of Reorganization dated July 1, 2002.

3.1	Charter of Incorporation of the Registrant, filed with the office of the Secretary of State of the State of Tennessee on March 22, 2002.

3.2	Bylaws of the Registrant, adopted as of March 22, 2002.